                                                                    EXHIBIT(a).3


                             ARTICLES SUPPLEMENTARY
                                       OF
                        HARTFORD-FORTIS SERIES FUND, INC.

         These Articles Supplementary are effective as of February 14, 2002.

         Hartford-Fortis Series Fund, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify:

FIRST: The Corporation currently has the authority to issue one hundred forty billion shares of $0.0001 par value common stock, having an aggregate par value of $14,000,000, as listed below:


                        SERIES                               NUMBER OF SHARES IN SERIES
                        ------                               --------------------------
Fortis Asset Allocation Portfolio                                 10,000,000,000

   Fortis Asset Allocation Portfolio - Class A                     2,000,000,000

   Fortis Asset Allocation Portfolio - Class B                     2,000,000,000

   Fortis Asset Allocation Portfolio - Class C                     2,000,000,000

   Fortis Asset Allocation Portfolio - Class H                     2,000,000,000

   Fortis Asset Allocation Portfolio - Class Z                     2,000,000,000

Fortis Capital Appreciation Portfolio                             10,000,000,000

   Fortis Capital Appreciation Portfolio - Class A                 2,500,000,000

   Fortis Capital Appreciation Portfolio - Class B                 2,500,000,000

   Fortis Capital Appreciation Portfolio - Class C                 2,500,000,000

   Fortis Capital Appreciation Portfolio - Class H                 2,500,000,000

Fortis Capital Fund                                               10,000,000,000

   Fortis Capital Fund - Class A                                   2,500,000,000

   Fortis Capital Fund - Class B                                   2,500,000,000

   Fortis Capital Fund - Class C                                   2,500,000,000

   Fortis Capital Fund - Class H                                   2,500,000,000

Fortis Global Growth Portfolio                                    10,000,000,000

   Fortis Global Growth Portfolio - Class A                        2,500,000,000


   Fortis Global Growth Portfolio - Class B                        2,500,000,000

   Fortis Global Growth Portfolio - Class C                        2,500,000,000

   Fortis Global Growth Portfolio - Class H                        2,500,000,000

Fortis Growth & Income Fund                                       10,000,000,000

   Fortis Growth & Income Fund - Class A                           2,500,000,000

   Fortis Growth & Income Fund - Class B                           2,500,000,000

   Fortis Growth & Income Fund - Class C                           2,500,000,000

   Fortis Growth & Income Fund - Class H                           2,500,000,000

Fortis Growth Fund                                                10,000,000,000

   Fortis Growth Fund - Class A                                    2,000,000,000

   Fortis Growth Fund - Class B                                    2,000,000,000

   Fortis Growth Fund - Class C                                    2,000,000,000

   Fortis Growth Fund - Class H                                    2,000,000,000

   Fortis Growth Fund - Class Z                                    2,000,000,000

Fortis High Yield Portfolio                                       10,000,000,000

   Fortis High Yield Portfolio - Class A                           2,500,000,000

   Fortis High Yield Portfolio - Class B                           2,500,000,000

   Fortis High Yield Portfolio - Class C                           2,500,000,000

   Fortis High Yield Portfolio - Class H                           2,500,000,000

Fortis International Equity Portfolio                             10,000,000,000

   Fortis International Equity Portfolio - Class A                 2,500,000,000

   Fortis International Equity Portfolio - Class B                 2,500,000,000

   Fortis International Equity Portfolio - Class C                 2,500,000,000

   Fortis International Equity Portfolio - Class H                 2,500,000,000

Fortis Money Fund                                                 10,000,000,000

   Fortis Money Fund - Class A                                     2,500,000,000


   Fortis Money Fund - Class B                                     2,500,000,000

   Fortis Money Fund - Class C                                     2,500,000,000

   Fortis Money Fund - Class H                                     2,500,000,000

Fortis Strategic Income Fund                                      10,000,000,000

   Fortis Strategic Income Fund - Class A                          2,500,000,000

   Fortis Strategic Income Fund - Class B                          2,500,000,000

   Fortis Strategic Income Fund - Class C                          2,500,000,000

   Fortis Strategic Income Fund - Class H                          2,500,000,000

Fortis Tax Free Minnesota Portfolio                               10,000,000,000

   Fortis Tax Free Minnesota Portfolio - Class A                   2,000,000,000

   Fortis Tax Free Minnesota Portfolio - Class B                   2,000,000,000

   Fortis Tax Free Minnesota Portfolio - Class C                   2,000,000,000

   Fortis Tax Free Minnesota Portfolio - Class H                   2,000,000,000

   Fortis Tax Free Minnesota Portfolio - Class E                   2,000,000,000

Fortis Tax Free National Portfolio                                10,000,000,000

   Fortis Tax Free National Portfolio - Class A                    2,000,000,000

   Fortis Tax Free National Portfolio - Class B                    2,000,000,000

   Fortis Tax Free National Portfolio - Class C                    2,000,000,000

   Fortis Tax Free National Portfolio - Class H                    2,000,000,000

   Fortis Tax Free National Portfolio - Class E                    2,000,000,000

Fortis U.S. Government Securities Fund                            10,000,000,000

   Fortis U.S. Government Securities Fund - Class A                2,000,000,000

   Fortis U.S. Government Securities Fund - Class B                2,000,000,000

   Fortis U.S. Government Securities Fund - Class C                2,000,000,000

   Fortis U.S. Government Securities Fund - Class H                2,000,000,000

   Fortis U.S. Government Securities Fund - Class E                2,000,000,000



Fortis Value Fund                                                 10,000,000,000

   Fortis Value Fund - Class A                                     2,500,000,000

   Fortis Value Fund - Class B                                     2,500,000,000

   Fortis Value Fund - Class C                                     2,500,000,000

   Fortis Value Fund - Class H                                     2,500,000,000


SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation's Articles of Amendment and Restatement and in accordance with Sections 2-208 and 2-208.1 of Subtitle 2 of the Maryland General Corporation Law, the Board of Directors has duly authorized the reclassification of such shares, as set forth below:



                   SERIES                                   NUMBER OF SHARES IN SERIES
                   ------                                   --------------------------
Hartford SmallCap Growth Fund (formerly known as Fortis           15,000,000,000
Capital Appreciation Portfolio)

   Hartford SmallCap Growth Fund - Class A                         3,000,000,000

   Hartford SmallCap Growth Fund - Class B                         3,000,000,000

   Hartford SmallCap Growth Fund - Class C                         3,000,000,000

   Hartford SmallCap Growth Fund - Class H                         1,500,000,000

   Hartford SmallCap Growth Fund - Class L                         1,500,000,000

   Hartford SmallCap Growth Fund - Class M                         1,500,000,000

   Hartford SmallCap Growth Fund - Class N                         1,000,000,000

   Hartford SmallCap Growth Fund - Class Y                           500,000,000

Hartford Growth Fund (formerly known as Fortis Capital            15,000,000,000
Fund)

   Hartford Growth Fund - Class A                                  3,000,000,000

   Hartford Growth Fund - Class B                                  3,000,000,000

   Hartford Growth Fund - Class C                                  3,000,000,000

   Hartford Growth Fund - Class H                                  1,500,000,000

   Hartford Growth Fund - Class L                                  1,500,000,000



   Hartford Growth Fund - Class M                                         1,500,000,000

   Hartford Growth Fund - Class N                                         1,000,000,000

   Hartford Growth Fund - Class Y                                           500,000,000

Hartford Growth Opportunities Fund (formerly known as                    16,250,000,000
Fortis Growth Fund)

   Hartford Growth Opportunities Fund - Class A                           3,000,000,000

   Hartford Growth Opportunities Fund - Class B                           3,000,000,000

   Hartford Growth Opportunities Fund - Class C                           3,000,000,000

   Hartford Growth Opportunities Fund - Class H                           1,450,000,000

   Hartford Growth Opportunities Fund - Class L                           1,450,000,000

   Hartford Growth Opportunities Fund - Class M                           1,450,000,000

   Hartford Growth Opportunities Fund - Class N                           1,000,000,000

   Hartford Growth Opportunities Fund - Class Y                             450,000,000

   Hartford Growth Opportunities Fund - Class Z                           1,450,000,000

Hartford Tax-Free Minnesota Portfolio (formerly known as                 16,250,000,000
Fortis Tax Free Minnesota Portfolio)

   Hartford Tax-Free Minnesota Portfolio - Class A                        3,000,000,000

   Hartford Tax-Free Minnesota Portfolio - Class B                        3,000,000,000

   Hartford Tax-Free Minnesota Portfolio - Class C                        3,000,000,000

   Hartford Tax-Free Minnesota Portfolio - Class E                        1,450,000,000

   Hartford Tax-Free Minnesota Portfolio - Class H                        1,450,000,000

   Hartford Tax-Free Minnesota Portfolio - Class L                        1,450,000,000

   Hartford Tax-Free Minnesota Portfolio - Class M                        1,450,000,000

   Hartford Tax-Free Minnesota Portfolio - Class N                        1,000,000,000

   Hartford Tax-Free Minnesota Portfolio - Class Y                          450,000,000

Hartford Tax-Free National Portfolio (formerly known as                  16,250,000,000
Fortis Tax Free National Portfolio)



   Hartford Tax-Free National Portfolio - Class A                  3,000,000,000

   Hartford Tax-Free National Portfolio - Class B                  3,000,000,000

   Hartford Tax-Free National Portfolio - Class C                  3,000,000,000

   Hartford Tax-Free National Portfolio - Class E                  1,450,000,000

   Hartford Tax-Free National Portfolio - Class H                  1,450,000,000

   Hartford Tax-Free National Portfolio - Class L                  1,450,000,000

   Hartford Tax-Free National Portfolio - Class M                  1,450,000,000

   Hartford Tax-Free National Portfolio - Class N                  1,000,000,000

   Hartford Tax-Free National Portfolio - Class Y                    450,000,000

Hartford U.S. Government Securities Fund (formerly known          16,250,000,000
as Fortis U.S. Government Securities Fund)

   Hartford U.S. Government Securities Fund - Class A              3,000,000,000

   Hartford U.S. Government Securities Fund - Class B              3,000,000,000

   Hartford U.S. Government Securities Fund - Class C              3,000,000,000

   Hartford U.S. Government Securities Fund - Class E              1,450,000,000

   Hartford U.S. Government Securities Fund - Class H              1,450,000,000

   Hartford U.S. Government Securities Fund - Class L              1,450,000,000

   Hartford U.S. Government Securities Fund - Class M              1,450,000,000

   Hartford U.S. Government Securities Fund - Class N              1,000,000,000

   Hartford U.S. Government Securities Fund - Class Y                450,000,000

Hartford Value Opportunities Fund (formerly known as              16,000,000,000
Fortis Value Fund)

   Hartford Value Opportunities Fund - Class A                     3,000,000,000

   Hartford Value Opportunities Fund - Class B                     3,000,000,000

   Hartford Value Opportunities Fund - Class C                     4,000,000,000

   Hartford Value Opportunities Fund - Class H                     1,500,000,000

   Hartford Value Opportunities Fund - Class L                     1,500,000,000



   Hartford Value Opportunities Fund - Class M                            1,500,000,000

   Hartford Value Opportunities Fund - Class N                            1,000,000,000

   Hartford Value Opportunities Fund - Class Y                              500,000,000

Fortis Asset Allocation Portfolio                                         5,000,000,000

   Fortis Asset Allocation Portfolio - Class A                            1,000,000,000

   Fortis Asset Allocation Portfolio - Class B                            1,000,000,000

   Fortis Asset Allocation Portfolio - Class C                            1,000,000,000

   Fortis Asset Allocation Portfolio - Class H                            1,000,000,000

   Fortis Asset Allocation Portfolio - Class Z                            1,000,000,000

Fortis Global Growth Portfolio                                            4,000,000,000

   Fortis Global Growth Portfolio - Class A                               1,000,000,000

   Fortis Global Growth Portfolio - Class B                               1,000,000,000

   Fortis Global Growth Portfolio - Class C                               1,000,000,000

   Fortis Global Growth Portfolio - Class H                               1,000,000,000

Fortis Growth & Income Fund                                               4,000,000,000

   Fortis Growth & Income Fund - Class A                                  1,000,000,000

   Fortis Growth & Income Fund - Class B                                  1,000,000,000

   Fortis Growth & Income Fund - Class C                                  1,000,000,000

   Fortis Growth & Income Fund - Class H                                  1,000,000,000

Fortis High Yield Portfolio                                               4,000,000,000

   Fortis High Yield Portfolio - Class A                                  1,000,000,000

   Fortis High Yield Portfolio - Class B                                  1,000,000,000

   Fortis High Yield Portfolio - Class C                                  1,000,000,000

   Fortis High Yield Portfolio - Class H                                  1,000,000,000

Fortis International Equity Portfolio                                     4,000,000,000

   Fortis International Equity Portfolio - Class A                        1,000,000,000



   Fortis International Equity Portfolio - Class B                 1,000,000,000

   Fortis International Equity Portfolio - Class C                 1,000,000,000

   Fortis International Equity Portfolio - Class H                 1,000,000,000

Fortis Money Fund                                                  4,000,000,000

   Fortis Money Fund - Class A                                     1,000,000,000

   Fortis Money Fund - Class B                                     1,000,000,000

   Fortis Money Fund - Class C                                     1,000,000,000

   Fortis Money Fund - Class H                                     1,000,000,000

Fortis Strategic Income Fund                                       4,000,000,000

   Fortis Strategic Income Fund - Class A                          1,000,000,000

   Fortis Strategic Income Fund - Class B                          1,000,000,000

   Fortis Strategic Income Fund - Class C                          1,000,000,000

   Fortis Strategic Income Fund - Class H                          1,000,000,000

THIRD: Shares of the Corporation's Class A, B, C, E, H, L, M, N, Y and Z Common Stock shall have all of the rights, preferences and privileges as set forth in the Corporation's previously filed Articles of Amendment and Restatement and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

     IN WITNESS WHEREOF, Hartford-Fortis Series Fund, Inc. has caused these Articles Supplementary to be duly executed by David M. Znamierowski, its President, and attested to by Kevin J. Carr, its Assistant Secretary, this 14th day of February, 2002.

                                         Hartford-Fortis Series Fund, Inc.


Attest:                                  By:  /s/ David M. Znamierowski
                                            ------------------------------------
                                                                       President

/s/ Kevin J. Carr
-------------------
Assistant Secretary


     I, David M. Znamierowski, President of Hartford-Fortis Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

                                              /s/ David M. Znamierowski
                                              --------------------------
                                              David M. Znamierowski